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                                                                    Exhibit 99.1

                         CHASE MANHATTAN BANK USA, N.A.
                              NOTEHOLDERS STATEMENT

          CHASE CREDIT CARD OWNER TRUST 2001-6




Section 7.3 Indenture                     Distribution Date:          10/15/2004
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(i)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

       Amount of the distribution allocable to the principal on the Notes per
        $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                     0.00
            Class B Principal Payment                                     0.00
            Class C Principal Payment                                     0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the Notes
              Class A Note Interest Requirement                   1,587,600.00
              Class B Note Interest Requirement                     156,800.00
              Class C Note Interest Requirement                     257,400.00
                      Total                                       2,001,800.00

       Amount of the distribution allocable to the interest on the Notes per
        $1,000 of the initial principal balance of the Notes
              Class A Note Interest Requirement                        1.57500
              Class B Note Interest Requirement                        1.86667
              Class C Note Interest Requirement                        2.38333

(iii)  Aggregate Outstanding Principal Balance of the Notes
              Class A Note Principal Balance                     1,008,000,000
              Class B Note Principal Balance                        84,000,000
              Class C Note Principal Balance                       108,000,000

(iv)   Amount on deposit in Owner Trust Spread Account           12,000,000.00

(v)    Required Owner Trust Spread Account Amount                12,000,000.00



                                           By:
                                                            --------------------

                                           Name:            Patricia M. Garvey
                                           Title:           Vice President


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